UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FIRST EAGLE FUNDS
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IMPORTANT
PROXY
INFORMATION

July [ ], 2009

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders of First Eagle Fund of America, a series of the First Eagle Funds (the "Trust"), scheduled for 8:30 a.m. Eastern time on Friday, September 18, 2009, at 1345 Avenue of the Americas, New York, New York 10105. The Meeting has been called in order to vote on one proposal relating to the Fund's subadvisory agreement between Iridian Asset Management LLC ("Iridian" or the "Subadviser") and the Fund's investment adviser, Arnhold and S. Bleichroder Advisers, LLC ("ASB Advisers" or the "Adviser"). The Meeting is required because of a change of ownership of Iridian. As a shareholder of First Eagle Fund of America, you have the opportunity to voice your opinion on this matter.

Please note:

•  There will be no change in investment personnel. The same portfolio managers (Messrs. Levy and Cohen) will continue to manage First Eagle Fund of America with the same bottom-up, event-driven approach as always.

•  There will be no change in your share ownership in First Eagle Fund of America or the advisory fees charged to First Eagle Fund of America.

•  There will be no change in First Eagle Fund of America's investment objective and policies.

•  There will be no change to ASB Advisers, which will continue to serve as First Eagle Fund of America's investment adviser with no change in terms or service levels.

THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY BELIEVES THAT CONTINUING THE FIRST EAGLE FUND OF AMERICA'S SUBADVISORY ARRANGEMENTS WITH IRIDIAN IS IN THE BEST INTERESTS OF THE FIRST EAGLE FUND OF AMERICA AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF THE NEW SUBADVISORY AGREEMENT.

The Trust has enlisted the services of The Altman Group (the "Solicitor"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote.

By way of background, Harold J. Levy and David L. Cohen are the portfolio managers of First Eagle Fund of America and are employed by Iridian, an investment management firm that they founded in 1995 in collaboration with ASB Advisers and in which ASB Advisers initially retained a minority interest. Since 2002, Iridian has been wholly owned by BIAM (US), Inc. and, through BIAM (US), by the Bank of Ireland. On April 24, 2009, Messrs. Levy and Cohen entered into an agreement with BIAM under which entities directly or indirectly owned and controlled by Messrs. Levy and Cohen would buy 100% of the equity interest in Iridian from BIAM (US). The closing of that transaction (which we refer to in these materials as the "Buy-Back Transaction") occurred on June 30, 2009.

Although there will be no material changes to the terms of the subadvisory agreement and no change in the portfolio managers servicing First Eagle Fund of America, the Buy-Back Transaction is considered an "assignment" of the subadvisory agreement. An "assignment" is a legal term for an event involving the ultimate ownership of an investment adviser or subadviser and, under the laws governing U.S. mutual funds, requires that we seek approval from First Eagle Fund of America's shareholders to continue the subadvisory agreement as a "new agreement." Accordingly, the Board of Trustees of the Trust is seeking your approval of this agreement. You will find more information about this matter in the following "Question and Answer" pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at (866) 796-1285.

We appreciate your time and continued commitment to First Eagle Fund of America.

Sincerely,

JOHN P. ARNHOLD
President
First Eagle Funds

Important Notice

July [ ], 2009

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

Q&A

QUESTIONS AND ANSWERS

Q:  Why am I Receiving this Proxy Statement?

A:  The purpose of this Proxy Statement is to seek the approval by First Eagle Fund of America's shareholders of a "new" subadvisory agreement for the Fund that will continue the existing subadvisory arrangements between Arnhold and S. Bleichroder Advisers, LLC ("ASB Advisers" or the "Adviser") and Iridian Asset Management LLC ("Iridian" or the "Subadviser"). The Board of Trustees (the "Board") of First Eagle Funds (the "Trust"), of which First Eagle Fund of America is a portfolio, recommends the approval of this new agreement. If approved by First Eagle Fund of America's shareholders, the new agreement will take effect as of the date of such approval.

Q:  Why am I being asked to vote on a new Subadvisory Agreement?

A:  A shareholder vote on the new subadvisory agreement is required because of a change of ownership of Iridian. By way of background, Harold J. Levy and David L. Cohen are the portfolio managers of First Eagle Fund of America and are employed by Iridian, an investment management firm that they founded in 1995 in collaboration with ASB Advisers and in which ASB Advisers initially retained a minority interest. Since 2002, Iridian has been wholly owned by BIAM (US), Inc. and, through BIAM (US), by the Bank of Ireland. On April 24, 2009, Messrs. Levy and Cohen entered into an agreement with BIAM (US) under which entities directly or indirectly owned and controlled by Messrs. Levy and Cohen would buy 100% of the equity interest in Iridian from BIAM. The closing of that transaction (which we refer to in these materials as the "Buy-Back Transaction") occurred on June 30, 2009.

Although there will be no material changes to the terms of the subadvisory agreement and no change in the portfolio managers servicing First Eagle Fund of America, the Buy-Back Transaction is considered an "assignment" of the subadvisory agreement. An

"assignment" is a legal term for an event involving the ultimate ownership of an investment adviser or subadviser and, under the laws governing U.S. mutual funds, requires that we seek approval from First Eagle Fund of America's shareholders to continue the subadvisory agreement as a "new agreement." Accordingly, the Board of Trustees of the Trust is seeking your approval of this agreement.

Substantially all the terms and conditions of the current subadvisory arrangements with Iridian, including Iridian's total fees for its subadvisory services, will remain the same under the new agreement.

Q:  How will this affect me as a Fund Shareholder?

A:  The Buy-Back Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Fund of America. There will be no change to ASB Advisers, which will continue to serve as First Eagle Fund of America's investment adviser with no change in terms or service levels. In addition, the same portfolio managers (Messrs. Levy and Cohen) will continue to manage First Eagle Fund of America in the same bottom-up, event-driven approach as always and in accord with the same investment objectives and policies. The Board believes the Buy-Back Transaction will be beneficial to First Eagle Fund of America and its shareholders by, among other things, ensuring the independence of Iridian and aligning Iridian's ownership structure with the advisory expertise that has benefited First Eagle Fund of America for many years.

Q:  How does the proposed new Subadvisory Agreement differ from the current arrangements?

A:  The terms and conditions of the new agreement are substantially similar to those under the current arrangements. There is no change in the fees paid to either the Subadviser or to ASB Advisers as the Fund's investment adviser.

Q:  Will the Investment Adviser, Subadviser and Portfolio Managers remain the same?

A:  Yes. ASB Advisers will continue to serve as First Eagle Fund of America's investment adviser. Iridian will continue to serve as subadviser to First Eagle Fund of America, and Messrs. Levy and Cohen will remain First Eagle Fund of America's portfolio managers and will continue to be primarily responsible for the day-to-day portfolio management of First Eagle Fund of America. Looking ahead, you can expect the same level of management expertise and high quality service to which you've grown accustomed as a First Eagle Fund of America shareholder.

Q:  What about Investment Advisory Fees?

A:  Again, advisory fees will not change if the new subadvisory agreement is approved.

Q:  How can I vote?

A:  To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•  By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•  In Person. Shareholders can also vote in person at the meeting.

Q:  How does the Board recommend that I vote?

A:  After careful consideration, the Board unanimously recommends that you vote "FOR" the approval of the new subadvisory agreement with Iridian.

Q:  Will my vote make a difference?

A:  Yes. Your vote is needed to ensure that the new subadvisory agreement is approved. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Trust and First Eagle Fund of America.

Q:  How do I contact you?

A:  If you have any questions, call The Altman Group toll-free at (866) 796-1285.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

FIRST EAGLE FUND OF AMERICA

1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Fund of America
to be Held on September 18, 2009

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of First Eagle Funds (the "Trust") for use at the Special Meeting of Shareholders of First Eagle Fund of America, a series of the Trust, to be held on September 18, 2009 at 8:30 a.m. Eastern time at 1345 Avenue of the Americas, New York, New York 10105, including any adjournment thereof (the "Meeting"), for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about July [  ], 2009 to shareholders of record of First Eagle Fund of America (the "Shareholders") on July 6, 2009 (the "Record Date").

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the new subadvisory agreement (the "New Subadvisory Agreement"), as described below. Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Trust at any time prior to the Meeting or (ii) to the Secretary of the Meeting at the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The cost of this solicitation will be borne equally (i.e., 50% each) by First Eagle Fund of America's investment adviser and subadviser (at no cost to the Fund or its Shareholders). The solicitation will be largely by mail but may include telephonic or oral communications by The Altman Group (the "Solicitor"), a professional proxy solicitation firm retained by the Trust to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be $54,846, which again will be at no cost to the Fund or its Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote.

Regular employees of the Adviser (as defined below) or of DST Systems Inc., the Trust's transfer agent, may also contact you (also at no cost to the Fund).

General Information about First Eagle Fund of America and the Trust

First Eagle Fund of America is a separate series (also referred to as "portfolio") of the Trust, an open-end investment management company organized as a Delaware statutory trust. First Eagle Fund of America is a non-diversified portfolio of assets and has a different investment objective and different investment policies than the Trust's four other portfolios.

The Trust's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC, New York, NY ("ASB Advisers" or the "Adviser"); its custodian is State Street Bank & Trust Company, Kansas City, MO; and its transfer agent is DST Systems, Inc., Kansas City, MO. In those capacities, both State Street Bank & Trust Company and DST Systems, Inc. perform certain administrative functions and maintain certain financial and accounting books and records on behalf of the Trust. The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Trust. The subadviser to First Eagle Fund of America is Iridian Asset Management LLC, Westport, CT ("Iridian" or the "Subadviser"). PricewaterhouseCoopers LLP ("PwC"), New York, NY serves as the Trust's independent registered public accountant; for more information regarding PwC, see Appendix A.

The Trust and its portfolios, including First Eagle Fund of America, are described in its Prospectus and Statement of Additional Information and in its most recent Annual and Semi-Annual reports. A copy of the Trust's Annual Report for the fiscal year ended October 31, 2008 was mailed to Shareholders on or about December 31, 2008, and a copy of the Trust's Semi-Annual Report for the semi-annual period ended April 30, 2009, was mailed to Shareholders on or about June 30, 2009. A copy of these Annual and Semi-Annual Reports are available at www.firsteaglefunds.com, and can also be requested at no charge upon written request to the Trust, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-334-2143. At the close of business on the Record Date, the net assets of the Trust were $___ , including $___ attributable to First Eagle Fund of America. The Trust is not a party to any pending legal proceedings and no such proceedings are known to be contemplated by any governmental authorities.

Interest of Certain Persons in the Approval of the New Subadvisory Agreement

Persons with an interest in either the Adviser or Subadviser, as the two firms that will be parties to the New Subadvisory Agreement, may be viewed as interested in the outcome of this Meeting. Each of the trustees of the Board and the executive officers of the Trust may be viewed as interested in the New Subadvisory Agreement in light of his or her relationship with or employment at the Adviser and/or ownership of securities of ASB Holdings, the parent company of the Adviser. Two of the Board's trustees, Mr. John Arnhold and Mr. Jean-Marie Eveillard, are also employed by the Adviser. Messrs. Levy and Cohen may be viewed as interested in the New Subadvisory Agreement in light of the fact that they are employees of the Subadviser, the portfolio managers of First Eagle Fund of America, and parties to the Buy-Back Transaction.

No other person who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year, or any associate thereof, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. (Such interest does not include any interest arising from the ownership of securities of the Trust or First Eagle Fund of America where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class.)

Security Ownership of Certain Beneficial Owners and Management

Appendix B contains information regarding ownership of the outstanding securities of First Eagle Fund of America by certain beneficial owners and management of the Trust. There are no arrangements known to the Trust, including any pledge by any person of securities of First Eagle Fund of America, the Trust, or any of its parents, the operation of which may at a subsequent date result in a change in control of the First Eagle Fund of America or the Trust.

Summary of the Business of the Meeting

During the Meeting, First Eagle Fund of America Shareholders will vote on whether to approve a new subadvisory agreement between ASB Advisers and Iridian for First Eagle Fund of America (the "New Subadvisory Agreement").

Who Votes?

All First Eagle Fund of America Shareholders are being asked to vote on the New Subadvisory Agreement. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment

A quorum of First Eagle Fund of America Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of First Eagle Fund of America on the Record Date are present in person or by proxy at the Meeting. Abstentions and "broker non-votes" (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

For the purposes of the vote to be held at this Meeting, and under applicable broker-dealer regulation, if a broker holds shares in its name, the broker will not be entitled to vote those shares unless it has received instructions from the Shareholder on whose behalf the shares are held. A "broker non-vote" occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the vote concerns business that is non-routine.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the New Subadvisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Subadvisory Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Subadvisory Agreement against such an adjournment. A Shareholder vote may be taken on the New Subadvisory Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Necessary to Approve the New Subadvisory Agreement

Approval of the New Subadvisory Agreement requires the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy (the "two-thirds cast requirement"), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the "majority outstanding requirement"). As already described, the New Subadvisory Agreement will be voted on only by the Shareholders, and will not be voted on by the shareholders of any of the Trust's other portfolios. Each share of First Eagle Fund of America is entitled to one vote for each dollar of net asset value of such share owned by a Shareholder. Shares for fractional dollar amounts vote proportionally.

Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting. As a result, they will have the same effect as a vote against the New Subadvisory Agreement if the vote is calculated pursuant to the majority outstanding requirement, but will have no effect on the outcome of voting if the vote is calculated pursuant to the two-thirds cast requirement.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Trust expressly revoking his or her proxy, (ii) by signing and forwarding to the Trust a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

At the close of business on the Record Date there were [ ] shares of First Eagle Fund of America outstanding and entitled to vote, representing [number of votes]. Although approval of the New Subadvisory Agreement does not require a class-by-class vote, U.S. Securities and Exchange Commission ("SEC") regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of each class of shares of First Eagle Fund of America outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Portfolio	Number of Shares	Number of Votes
First Eagle Fund of America—Class A
First Eagle Fund of America—Class C
First Eagle Fund of America—Class Y

PROPOSAL TO CONTINUE FIRST EAGLE FUND OF AMERICA'S EXISTING SUBADVISORY ARRANGEMENTS WITH
IRIDIAN ASSET MANAGEMENT LLC

At the Meeting, you will be asked to approve a "new" subadvisory agreement that operates to continue Iridian's investment subadvisory services to First Eagle Fund of America. A general description of the New Subadvisory Agreement and a comparison of the New Subadvisory Agreement with the existing arrangements are included below. The form of the New Subadvisory Agreement is attached hereto as Appendix C.

By way of background, Harold J. Levy and David L. Cohen are the portfolio managers of First Eagle Fund of America and are employed by Iridian, an investment management firm that they founded in 1995 in collaboration with ASB Advisers and in which ASB Advisers initially retained a minority interest. Since 2002, Iridian has been wholly owned by BIAM (US), Inc. and, through BIAM (US), by the Bank of Ireland. On April 24, 2009, Messrs. Levy and Cohen entered into an agreement with BIAM (US) under which entities directly or indirectly owned and controlled by Messrs. Levy and Cohen would buy 100% of the equity interest in Iridian from BIAM. The closing of that transaction (which we refer to in these materials as the "Buy-Back Transaction") occurred on June 30, 2009.

Although there will be no change to ASB Advisers, no material changes to the terms of the subadvisory agreement, and no change in the portfolio managers servicing First Eagle Fund of America (Messrs. Levy and Cohen), the Buy-Back Transaction is considered an "assignment" of the current subadvisory agreement. An "assignment" is a legal term for an event involving the ultimate ownership of an investment adviser or subadviser and, under the Investment Company Act of 1940 as amended (which is the principal law governing U.S. mutual funds and is often referred to as the "1940 Act"), requires approval of the First Eagle Fund of America Shareholders to continue the current subadvisory agreement as a "new agreement." Accordingly, the Trust is submitting the New Subadvisory Agreement to Shareholders for approval. The New Subadvisory Agreement will be effective as of the date of such approval.

In anticipation of the Buy-Back Transaction, members of the Board of the Trust met in person on June 11, 2009 for purposes of, among other things, considering whether it would be in the best interests of First Eagle Fund of America and the Fund's Shareholders to approve the New Subadvisory Agreement. At that June 11, 2009 Board meeting, and for the reasons discussed below (see "Board Considerations" below), the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the New

Subadvisory Agreement and unanimously recommended its approval by Shareholders.

The 1940 Act requires that the New Subadvisory Agreement be approved by the First Eagle Fund of America Shareholders in order for it to become effective. In the event the Shareholders do not approve the New Subadvisory Agreement, as recommended, the Board will take such action as it deems to be in the best interests of First Eagle Fund of America and the Shareholders.

History of the Subadvisory Agreement

The Adviser and the Subadviser originally entered into a subadvisory agreement with respect to First Eagle Fund of America immediately following that original agreement's approval by First Eagle of America Shareholders on December 10, 2002. That was the last time the Shareholders voted on the subadvisory arrangements with Iridian.

The Board recently approved the subadvisory agreement, in accordance with its annual review process, at a regularly scheduled Board meeting on December 9, 2008. The Board then reviewed the arrangements with Iridian again at a special meeting held on March 30, 2009. The March 2009 review was prompted by actions taken by the Irish government that affected Iridian's ultimate parent company, the Bank of Ireland. In particular, the Irish government agreed in March 2009 to recapitalize the Bank of Ireland, making a substantial cash investment in the Bank and in return received various governance rights and economic interests in the Bank, including the right to appoint 25% of the Bank's board of directors. Because that recapitalization transaction could have been viewed as a "change of control" of Iridian, Iridian and the Bank of Ireland consulted with the SEC staff and received specific "no-action" relief that Shareholder approval was not required, assuming the Board approved a new version of the subadvisory agreement, which the Board duly did at their meeting held on March 30, 2009.

Then, on June 11, 2009, in anticipation of the Buy-Back Transaction, the Board approved a special interim subadvisory agreement with a term that, under the SEC rules that govern interim agreements of this nature, may not extend more than 150 days beyond the closing of the Buy-Back Transaction. That interim agreement is referred to in these materials as the Interim Subadvisory Agreement. Aside from the Interim Subadvisory Agreement's term, a provision allowing for the agreement's termination on ten days' written notice by either the Board or a vote of the Shareholders, and a provision for the escrow of fees earned under the agreement, the Interim Subadvisory Agreement contains substantially the same terms as the Adviser's original 2002 subadvisory agreement with the Subadviser. The Interim Subadvisory Agreement became effective as of the closing of the Buy-Back Transaction on June 30, 2009.

As with the original agreement, the Trust and First Eagle Fund of America make no direct payments and are under no obligation to make direct payments to the Subadviser under the Interim Subadvisory Agreement. Rather, Iridian's subadvisory fees are paid by the Adviser. The Trust and First Eagle Fund of America have made no material payments to the Subadviser or any affiliated person of the Subadviser during the last fiscal year of the Trust.

The New Subadvisory Agreement

The terms and conditions of the Interim Subadvisory Agreement and the New Subadvisory Agreement are substantially similar to both one another and to the original subadvisory agreement. The fees payable to Iridian under the New Subadvisory Agreement will be identical to the fees payable to Iridian for subadvisory services under the original subadvisory agreement. Those fees will continue to be paid by the Adviser and, under the New Subadvisory Agreement, there will be no increase in the total advisory fees borne by Shareholders.

In addition, the Subadviser has assured the Board that it will continue to provide the same level of subadvisory services to First Eagle Fund of America under the New Subadvisory Agreement as it provided under the original subadvisory agreement. No arrangement or understanding was made in connection with the New Subadvisory Agreement with respect to the composition of the Board of the Trust or the Subadviser or with respect to the selection or appointment of any person to any office with either such company.

The Agreements are Substantially Similar

Notwithstanding references to the New Subadvisory Agreement as "new," this agreement is substantially the same as both the Interim Subadvisory Agreement and the original subadvisory agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Subadvisory Agreement. A copy of the form of the New Subadvisory Agreement is included in this Proxy Statement as Appendix C. You can refer to that appendix for the complete terms.

Fees. There will be no change in the schedule of fees payable to the Subadviser for investment advisory services under the New Subadvisory Agreement. Fees will continue to be paid by the Adviser (not directly by the Fund or the Trust) and will based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the First Eagle Fund of America and (ii) fees received by First Eagle Distributors, the Fund's distributor, for its shareholder liaison services on behalf of First Eagle Fund of America. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with First Eagle Fund of America and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to First Eagle Fund of America.

Under the Interim Subadvisory Agreement, fees payable to Iridian will be escrowed, meaning that they will be held in an interest-bearing bank account pending the vote planned at this Meeting. Assuming the New Subadvisory Agreement is approved at the Meeting, the escrowed fees will be released and paid to Iridian. If the Interim Subadvisory Agreement is not approved by First Eagle Fund of America Shareholders before it terminates automatically at the end of the 150th day following the closing of the Buy-Back Transaction, then the amounts paid out of escrow instead will be the lesser of Iridian's costs in performing services under the Interim Subadvisory Agreement (plus interest earned in escrow) or the total amount escrowed (plus interest earned in escrow).

Subadvisory Services. The New Subadvisory Agreement does not change service terms. Both the new agreement and existing arrangements provide that subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of First Eagle Fund of America. The Subadviser will determine the securities or commodity, currency or other futures contracts and options to be purchased or sold by First Eagle Fund of America, and shall provide the Adviser and the Trust on each business day with information relating to all transactions concerning First Eagle Fund of America's assets. The Subadviser will also provide the Adviser with such records and information concerning its activities with respect to or affecting First Eagle Fund of America as the Adviser may reasonably request. Additionally, the Subadviser is obligated to discharge the foregoing responsibilities subject to the control of the officers and the Board and in compliance with (i) the Trust's current Prospectus and Statement of Additional Information, in particular, the objectives, policies, and limitations for First Eagle Fund of America set forth therein, (ii) the Agreement and Declaration of Trust and By-Laws of the Trust, (iii) applicable laws and regulations, and (iv) such compliance or similar policies or procedures as the Board or the Adviser may from time to time adopt as to which the Subadviser has prior written notice. Furthermore, the Subadviser will cooperate with the Adviser as may be reasonably requested in connection with the Adviser's responsibilities to First Eagle Fund of America.

Brokerage Transactions. The New Subadvisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund. Both the new agreement and existing arrangements state that the Subadviser is responsible for decisions to buy or sell securities, futures or other options and other investments for the assets of First Eagle

Fund of America, selection of broker-dealers and futures commission merchants, and negotiation of brokerage commission and futures commission merchants' rates. In providing First Eagle Fund of America with investment management services, the Subadviser is obligated to give primary consideration to seeking the most favorable prices and efficient executions. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party.

Additionally, both the new agreement and existing arrangements provide that the Subadviser, in allocating brokerage transactions, may consider the supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities or futures for First Eagle Fund of America with brokers or futures commission merchants that execute brokerage transactions at a higher cost to the Trust and First Eagle Fund of America than may result if the Subadviser allocated brokerage transactions solely on the basis of most favorable price and efficient execution. The extent and continuation of the Subadviser's discretion in this area is subject to review by the Adviser and the Board, from time to time, and must be in accordance with any applicable policies or procedures that may be adopted by the Board or the Adviser, as to which the Subadviser has received prior written notice.

Additionally, both the new agreement and existing arrangements provide that on occasions when the Subadviser deems the purchase or sale of a security or a futures contract to be in the best interest of First Eagle Fund of America as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to First Eagle Fund of America and to such other clients.

Exclusivity. Both the new agreement and existing arrangements contain the same terms as to exclusivity. Under both, the Subadviser generally is under no obligation to purchase or sell for First Eagle Fund of America, or recommend for purchase or sale, any security which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise. Additionally, the Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to First Eagle Fund of America. The Subadviser has agreed that it will not, directly or indirectly, establish, sponsor or advise any registered mutual fund for U.S. equity securities following an investment strategy substantially similar to a mid-cap value or mid-cap blend strategy, however the Subadviser is not prevented or restricted from acting as a subadviser to any mutual fund, with the exception in certain circumstances of mutual funds affiliated with the Bank of Ireland.

Reports, Records and Compliance Monitoring. Both the new agreement and existing arrangements contain the same terms as to reports, records, and compliance monitoring. Under both, the Subadviser agrees to (i) maintain records as required by law, (ii) prepare such written and oral reports for the Board or the Adviser related to the investment operations of First Eagle Fund of America as the Adviser shall reasonably request, consistent with past practice, (iii) provide the Board on a periodic basis with such information as to the Subadviser's services (whether with respect to First Eagle Fund of America or otherwise) as may be reasonably necessary to enable the Trustees to evaluate the performance of the Subadviser and the reasonableness of its fees hereunder, and (iv) coordinate with and provide access to its offices to the Adviser to the extent necessary for the Adviser to monitor compliance by the Subadviser with First Eagle Fund of America's investment objectives, policies and limitations, applicable compliance or similar policies or procedures and with applicable regulations.

Limitation of Liability. Both the new agreement and existing arrangements contain the same terms as to limitation of liability. Generally, and subject to certain exceptions, under both, (i) the Subadviser will give the Trust and the Adviser the benefit of the Subadviser's best judgment and efforts in rendering its services to First Eagle Fund of America; (ii) in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser, the Subadviser shall not be subject to liability to the Adviser or the Trust or to any shareholder of the Adviser or the Trust or any series thereof for any act or omission in the course of, or connected with, rendering services under the agreement, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which such agreement relates, except to the extent specified in

Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) the Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of section 15 of the Securities Act of 1933, as amended (the "1933 Act") against any and all losses, claims, Damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1940 Act or the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (a) any wrongful act under or breach of the agreement by the Subadviser, or (b) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of the agreement.

Term, Continuance, and Termination. Both the new agreement and existing arrangements contain the same terms as to term, continuance, and termination (except for special provisions required by law for the Interim Subadvisory Agreement, see end of this paragraph). Generally, and subject to certain exceptions, under both (a) the agreement shall remain in force for a period of two years from the day it becomes effective, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by either the vote of the Board, or by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of First Eagle Fund of America, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; (b) the agreement may be terminated at any time, without payment of a penalty by First Eagle Fund of America and the Trust, by vote of the Board, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of First Eagle Fund of America, or by the Adviser or by the Subadviser, on not less than 30 nor more than 60 days' written notice; (c) the agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act), and the Adviser shall promptly notify the Subadviser of any transaction or other event that results in an "assignment" of the agreement within the meaning of the 1940 Act; (d) the agreement shall terminate in the event that the investment advisory agreement by and between the Trust and the Adviser is terminated; and (e) the expiration or termination of the agreement shall not affect the effectiveness of the investment advisory agreement by and between the Trust and the Adviser. The Interim Subadvisory Agreement, unlike either the New Subadvisory Agreement or the original subadvisory agreement, is required by SEC regulations to extend no more than 150 days beyond the closing of the Buy-Back Transaction and to permit its termination on ten days' written notice by either the Board or a vote of the Shareholders.

Choice of Law. Both the new agreement and existing arrangements are governed by New York State law.

Information About the Subadviser

Pursuant to the existing subadvisory arrangements and subject to the oversight of the Adviser, Iridian manages the investments of First Eagle Fund of America. Iridian is a Delaware limited liability company and, prior to the Buy-Back Transaction, had been a wholly-owned subsidiary of BIAM (US), Inc., which is itself a wholly owned U.S. subsidiary of the Bank of Ireland (the "Bank"). The Irish government holds various governance rights and economic interests in the Bank, including the right to appoint 25% of the Bank's board of directors. Iridian's primary offices are located at 276 Post Road, Westport, CT 06880.

Harold J. Levy is a portfolio manager of First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the former First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the former First Eagle Funds trust since 1989. Messrs. Levy and Cohen were employed by ASB Advisers from 1985 and 1989, respectively, until the inception of the Subadvisory Agreement in 2002. They formed Iridian in 1995.

Appendix D contains a table listing certain information regarding registered mutual funds, other than First Eagle Fund of America, for which the Subadviser provides investment advisory services. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Subadviser can be found in Appendix E.

The Subadviser does not perform any other services on behalf of First Eagle Fund of America. No brokerage commissions were paid by First Eagle Fund of America to any broker affiliated with the Subadviser during the last fiscal year.

Board Considerations

At a meeting held on June 11, 2009, the Board, including the Independent Trustees, unanimously approved both the New Subadvisory Agreement and the Interim Subadvisory Agreement.

In its deliberations, in addition to information provided by the Adviser and Iridian specifically in connection with its evaluation of the terms and conditions of the New Subadvisory Agreement and the Interim Subadvisory Agreement, the Board also considered information it had received in December 2008 in connection with the existing subadvisory arrangements. The Board evaluated all information available to it, and no single factor was considered in isolation or to be determinative in the Board's decision. Rather, the Board, including all of the Independent Trustees, concluded, in light of all factors considered, including the fees to be charged for services thereunder, that it was in the best interests of First Eagle Fund of America to approve the Interim Subadvisory Agreement and New Subadvisory Agreement and recommend the New Subadvisory Agreement to Shareholders.

In connection with its meetings on June 11, 2009 and March 30, 2009, the Board, including the Independent Trustees, received materials specifically relating to material terms of the existing subadvisory arrangements and New Subadvisory Agreement. These materials included (i) information on the investment performance of First Eagle Fund of America and a selected peer group of other mutual funds and certain institutional client accounts managed by the Subadviser, all in relation to appropriate market indices (ii) total fees payable to the Subadviser and expenses borne by First Eagle Fund of America, if any, and (iii) the economic outlook and the general investment outlook in the markets in which First Eagle Fund of America invests. At each of these meetings, the Board received materials relating to the organizational structure and business of the Subadviser. In considering these arrangements, the Board, including the Independent Trustees, did not identify any single factor as all important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with their approval of the New Subadvisory Agreement and Interim Subadvisory Agreement included the following:

Investment Compliance and Performance. The Board, including the Independent Trustees, considered whether First Eagle Fund of America has operated within its investment objectives and its record of compliance with its investment restrictions. They also reviewed First Eagle Fund of America's investment performance as well as the performance of a selected peer group of other mutual funds, the performance of certain institutional client accounts managed by the Subadviser, and the performance of appropriate market indices for comparison. The Board, including the Independent Trustees, determined, among other things, that First Eagle Fund of America has operated within its investment objective and that First Eagle Fund of America's performance is satisfactory. In reaching this conclusion, it was noted that First Eagle Fund of America's performance over all periods reviewed was generally higher and more consistent on a medium- and long-term basis than the reviewed peer group average. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the selected peer group of other mutual funds and the performance of certain institutional client accounts managed by the Subadviser was in line with that of First Eagle Fund of America and that it was reasonable to believe that the Subadviser would provide satisfactory performance in the future.

Nature, Extent and Quality of Other Services. The Board, including the Independent Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Subadviser, under the existing subadvisory arrangements and to be provided under the New Subadvisory Agreement and the Interim Subadvisory Agreement. The Board noted that the nature and extent of the services provided under the existing arrangements is the same as that to be provided going forward. With respect to the quality of services, the Board considered, among other things, the background and experience of the Subadviser's senior management and the expertise of, and amount of attention expected to be given to First Eagle Fund of America by, investment analysts and both junior and senior investment personnel of the Subadviser. The Board noted that the Subadviser manages approximately $5.4 billion in total investments as of March 30, 2009. The Board also reviewed the qualifications, backgrounds and responsibilities of the team members primarily responsible for day-to-day portfolio management for First Eagle Fund of America. The Subadviser has approximately 12 dedicated investment professionals servicing First Eagle Fund of America. The Subadviser's portfolio management activities are led by Harold J. Levy and David L. Cohen, who have nearly 40 years of combined investment experience. In further evaluating the quality of services anticipated to be provided by the Subadviser, the Independent Trustees had discussions with senior management of the Subadviser responsible for investment operations, including Messrs. Levy and Cohen, and the senior management of First Eagle Fund of America. The Board was informed that, in management's judgment, the Subadviser has, and will continue to have after the completion of the Buy-Back Transaction, the size, visibility and resources to attract and retain highly qualified investment professionals, including research and advisory personnel. The Subadviser's management expressed particular confidence in the competence of its investment professionals, whose contributions were positively evaluated by the Board in reviewing First Eagle Fund of America's performance as against peers.

The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of administrative and shareholder services provided by the Subadviser, are satisfactory and appropriate.

Fees and Expenses. The Board, including the Independent Trustees, considered First Eagle Fund of America's expense ratio (including the effects of fees payable to the Subadviser), fees and expenses of a selected peer group of mutual funds, and fees and expenses of certain institutional client accounts managed by the Subadviser. The Board, including the Independent Trustees, determined, among other things, that First Eagle Fund of America's expense ratio is satisfactory and appropriate, and that fee levels are justified in light of First Eagle Fund of America's performance and the Adviser and Subadviser's service levels, as discussed by the Board. In reaching this conclusion, it was noted that the Subadviser's fees, which are the same under all versions of the agreement under consideration, were competitive to those charged to the selected peer funds and, given differences in the legal and practical requirements of such clients, to the Subadviser's institutional clients.

Profitability. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

Economies of Scale. The Trustees discussed the impact of First Eagle Fund of America's advisory fee on the ratio of total expenses to total assets and found the economies of scale in the operation of the Fund appropriate. In doing so, they referred again to the superior performance record. The subadvisory fee was not considered separately in that analysis from the advisory fee paid to the Adviser.

Conclusion. Based on its evaluation of all material factors, and assisted by the advice of legal counsel to the Trust, the Board, including the Independent Trustees, concluded that the terms and conditions of the New Subadvisory Agreement, including fee structures, were fair and reasonable, and that the Interim Subadvisory Agreement and New Subadvisory Agreement should be approved and the New Subadvisory Agreement recommended to Shareholders.

The Board unanimously recommends that Shareholders vote "FOR" approval of the New Subadvisory Agreement.

* * *

OTHER MATTERS

The Trust does not know of any other matters to be presented at the Meeting. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Trust does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

Auditors

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017-6204 serves as the Trust's independent registered public accountant. In this capacity, PwC audits and reports on First Eagle Fund of America's annual financial statements and financial highlights. PwC reviews First Eagle Fund of America's federal income, state income, and excise tax returns. PwC's engagement commenced with the Trust's fiscal year ending October 31, 2006. Prior to fiscal year 2006, a different accounting firm served as the independent registered public accounting firm for the Funds.

Audit fees paid by the Trust for professional services rendered by PwC related to the audit of the Trust's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Trust's Prospectus and Statement of Information) were $363,177 for the fiscal year ended October 31, 2008, and such fees paid to PwC for the fiscal year ended October 31, 2007 were $302,381.

Audit-related fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under the heading Audit fees above were $16,800 for the fiscal year ended October 31, 2008, and such fees paid to PwC for the fiscal year ended October 31, 2007 were $16,600.

Tax fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $168,478 for the fiscal year ended October 31, 2008, and such fees paid to PwC for the fiscal year ended October 31, 2007 were $183,690.

All other fees paid by the Trust to PwC (i.e., for services other than those described with respect to audit fees, audit-related fees and tax fees above) were $0 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. (Additionally, during the same two periods, no such fees were paid to PwC by the Adviser or any other affiliated entity providing services to the Trust).

The Trust's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by PwC to the Trust, to the Adviser and, in some cases, to other affiliates of the Trust. These procedures apply to new service engagements entered into on or after May 6, 2003. For fiscal years 2007 and 2008, no such

A-1

non-audit service engagements were provided. The Audit Committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining PwC's independence with respect to the Trust.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meeting, and therefore will not be making any statements or answering questions at such Meeting.

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APPENDIX B

Security Ownership by Certain Beneficial Owners and
Management of the Trust

As of May 31, 2009, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially approximately 1.789% of the shares of beneficial interest of First Eagle Fund of America.

As of May 31, 2009, to the knowledge of the Trust, the following shareholders owned 5.00% or more of First Eagle Fund of America's securities:

First Eagle Fund of America

Title of Class	Name and Address of Record or Beneficial Interest Holder	Amount and Nature of Record or Beneficial Ownership	Percentage of Class
Class Y	Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94101
National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281
Employee Retirement Systems
Texas Trust Texasaver
PO BOX 13207
	Austin, TX 787111		19.53% 12.06% 7.01%

Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104		11.68%

Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive Jacksonville, FL 32246-6486 Citigroup 333 W 34th St New York, NY		18.43% 7.40%

B-1

APPENDIX C

SUBADVISORY AGREEMENT

(FIRST EAGLE FUND OF AMERICA)

This SUBADVISORY AGREEMENT (the "Agreement") is dated as of September [ ], 2009 by and between ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser"), and IRIDIAN ASSET MANAGEMENT LLC, a registered investment adviser organized under the laws of Delaware (the "Subadviser"). This Agreement amends and restates the current interim subadvisory agreement between the parties dated June 30, 2009, which agreement amended and restated the subadvisory agreement effective April 20, 2009, which agreement amended and restated the original subadvisory agreement between the parties effective December 10, 2002.

WITNESSETH:

WHEREAS, the Adviser and First Eagle Funds, a Delaware statutory trust (the "Trust"), have entered into an Investment Advisory Agreement dated February 27, 1998, as amended from time to time (the "Investment Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, may issue shares in Series and, as of the date hereof, has issued a Series designated as the First Eagle Fund of America (together with any successor Series thereto, "FEFA"); and

WHEREAS, under the terms of the Investment Advisory Agreement, the Adviser is responsible for general oversight, maintenance of required books and records, compliance and shareholder service and distribution support on behalf of FEFA; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has furnished investment advisory services to FEFA, subject to the oversight and review of the Adviser, since the inception of the original subadvisory agreement; and

WHEREAS, the current interim subadvisory agreement between the parties dated June 30, 2009 expires, unless otherwise terminated as provided therein, on November 27, 2009, which date is one hundred-fifty (150) days from the inception of the agreement and the closing of the transaction by which Arovid Associates LLC and Larenjay, Inc., entities directly or indirectly owned and controlled by Mr. Harold J. Levy and Mr. David L. Cohen, FEFA's portfolio managers, acquired in the aggregate 100% of the Subadviser's equity interest; and

WHEREAS, the Adviser desires to enter into this Agreement with the Subadviser to permit the Subadviser to continue to provide subadvisory services to FEFA without interruption; and

WHEREAS, on the date hereof and in accordance with Section 15(a) of the act, a majority of the outstanding voting securities (as defined in the Act) of FEFA approved this Agreement.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.  DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of the Investment Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of FEFA. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities or commodity, currency or other futures contracts and options to be purchased or sold by FEFA, and shall provide the Adviser and the Trust on each business day with information relating to all transactions concerning FEFA's assets. The Subadviser shall also provide the Adviser with such records and information concerning its activities with respect to or affecting FEFA as the Adviser may reasonably request. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with (i) the Trust's current prospectus and statement of additional information, in particular, the objectives, policies, and limitations for FEFA set forth therein, (ii) the Agreement and Declaration of Trust and By-Laws of the Trust, (iii) applicable laws and regulations, and (iv) such compliance or similar policies or procedures as the Board of Trustees of the Trust or the Adviser may from time to time adopt as to which the Subadviser has prior written notice, in each case as may be amended from time to time. The Subadviser shall cooperate with the Adviser as may be reasonably requested in connection with the Adviser's responsibilities to FEFA. The Subadviser shall also promptly review, and with respect to matters relating or information known to it, provide comments on, any FEFA offering or disclosure materials provided to it for review.

The Subadviser represents and warrants to the Adviser that the Subadviser's operations and investment management activities on behalf of FEFA will at all times be in compliance with all applicable federal and state laws governing FEFA's operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will (i) invest and reinvest FEFA's assets in a manner that will enable FEFA to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) comply with (1) the provisions of the Act and rules adopted thereunder; and (2) applicable federal and state securities, commodities and banking laws. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, are made in reliance upon and in conformity with information furnished by the Subadviser for use therein, such Registration Statement and any amendments or supplements thereto will conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder (the "1933 Act") and the Act and will not, as to information relating to the Subadviser and its activities on behalf of FEFA, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading at the time such information is furnished. In addition, the Subadviser shall promptly advise the Adviser of any modifications or supplements to such information furnished by it to the extent such modifications or supplements become necessary to ensure that such information continues to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b)  The Subadviser agrees to maintain a level of errors and omissions or professional liability insurance coverage that is from time to time reasonably satisfactory to the Adviser.

(c)  FEFA's assets shall be maintained in the custody of the custodian identified by the Adviser in writing ("Custodian"). The Subadviser shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser.

2.  FUND TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities, futures or other options and other investments for the assets of FEFA, selection of broker-dealers and futures commission merchants, and negotiation of brokerage commission and futures commission merchants' rates. In providing FEFA with investment management, it is recognized that the Subadviser will give primary consideration to securing the most favorable prices and efficient executions. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party. It is understood that none of the Trust, the Adviser nor the Subadviser has adopted a formula for allocation of the FEFA's investment business. It is also understood that it is desirable for FEFA that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and FEFA than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities or futures for FEFA with such brokers or futures commission merchants, subject to review by the Adviser and the Trust's Board of Trustees, from time to time, with respect to the extent and continuation of this practice, and in accordance with any applicable policies or procedures as may be adopted by the Trust's Board of Trustees or the Adviser from time to time as to which the Subadviser has prior written notice. The Subadviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused FEFA to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients of the Subadviser as to which the Subadviser exercises investment discretion. The Adviser recognizes that all research services and research that the Subadviser receives are available for all clients of the Subadviser, and that FEFA and other clients of the Subadviser may benefit thereby.

The Subadviser will promptly communicate to the Adviser and to the officers and Board of Trustees of the Trust such information relating to FEFA transactions as they may reasonably request.

To the extent consistent with applicable law and with any applicable policies or procedures adopted by the Board of Trustees of the Trust or the Adviser from time to time as to which the Subadviser has prior written notice, the Subadviser may aggregate purchase or sell orders for FEFA with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to FEFA and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

3.  DELIVERY OF DOCUMENTS. The Adviser has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  The Agreement and Declaration of Trust filed with the State of Delaware;

(b)  The By-Laws of the Trust;

(c)  The Prospectus and Statement of Additional Information of the Trust as currently in effect; and

(d)  A list of affiliated brokers and underwriters for reporting transactions under applicable provisions of the Act.

The Adviser will also deliver copies of any compliance or similar policies or procedures of the Trust or the Adviser relevant to the performance of the Subadviser's duties under this Agreement.

The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements generally will be provided within 30 days of the time such materials became available to the Adviser and, until so provided, the Subadviser may continue to rely on those documents previously provided.

During the term of this Agreement, the Adviser also will furnish to the Subadviser prior to use thereof copies of all FEFA documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Adviser and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

4.  CODE OF ETHICS. The Subadviser agrees to observe and comply with Rule 17j-1 under the Act, as the same may be amended from time to time. In this regard, the Subadviser shall, among other things, adopt internal procedures, including a Code of Ethics as required by such Rule, and shall periodically report any issues arising under such procedures to the Adviser and the Board of Trustees of the Trust.

5.  COMPENSATION OF THE SUBADVISER. (a) So long as this Agreement remains in force in accordance with Section 13 hereof, the Adviser shall pay the Subadviser compensation equal to fifty percent (50%) of (i) the combined investment management fee (currently 1.00% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement, and services fee (currently 0.25% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser's affiliate, ASB Securities LLC ("ASB Securities"), pursuant to the Distribution and Services Agreement by and between the Trust and ASB Securities dated February 27, 1998, as amended from time to time (the "Services Agreement"), and retained by ASB Securities after payment to unaffiliated third parties, less (ii) both (x) administrative expenses borne by the Adviser, including, without limitation, overhead and similar expenses, applicable to performance of investment advisory services and related functions with respect to FEFA, and (y) direct marketing costs, including, without limitation, advertising costs, rebates to third parties, and other direct expenses relating to the solicitation of investors or otherwise increasing the assets of FEFA, if any, with respect to the Adviser, ASB Securities or FEFA; other than with respect to clause (ii) (x) of this Section 5, all as determined in substantially the same manner as determined previously under any predecessor arrangements between the Adviser and each of David L. Cohen ("Cohen") and Harold J. Levy ("Levy"), and provided, however, that the deductions contemplated by clause (ii) (x) of this Section 5 shall not be made with respect to such expenses accrued with respect to any period prior to December 11, 2004. Such compensation shall be paid to the Subadviser on a monthly basis or other periodic basis corresponding to the payment of the investment management fee by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement or the payment of the services fee by the Trust for FEFA to ASB Securities pursuant to the Services Agreement, as applicable. In no event shall the Subadviser be entitled to any compensation based on or any portion of the investment management fee paid to the Adviser by the Trust or services fee paid to ASB Securities by the Trust with respect to any Series as to which the Subadviser has not been retained to provide investment advisory services. Further, in calculating the compensation of the Subadviser, there shall be no charge to the Subadviser for the administrative or direct marketing costs attributable, in whole or in part, to any such other Series. Marketing, shareholder services or similar fees or costs are described in this Section 5 only to serve as reference amounts for purposes of calculating the compensation to be paid to the Subadviser.

(b)  The Adviser shall promptly advise the Subadviser of any change in, or waiver of, the investment management fee paid by the Trust for FEFA under the Investment Management Agreement or in the fees paid to ASB Securities under the Services Agreement.

6.  REPORTS AND COMPLIANCE MONITORING. In furtherance of the Subadviser's duties, the Subadviser shall (i) prepare such written and oral reports for the Board of Trustees of the Trust or the Adviser related to the investment operations of FEFA as the Adviser shall reasonably request, consistent with past practice, (ii) provide the Board of Trustees of the Trust on a periodic basis with such information as to the Subadviser's services (whether with respect to FEFA or otherwise) as may be reasonably necessary to enable to the Trustees to evaluate the performance of the Subadviser and the reasonableness of its fees hereunder, and (iii) coordinate with and provide access to its offices to the Adviser to the extent necessary for the Adviser to monitor compliance by the Subadviser with FEFA's investment objectives, policies and limitations, applicable compliance or similar policies or procedures and with applicable regulations.

7.  STATUS OF THE SUBADVISER. (a) The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent FEFA or the Adviser in any way or otherwise be deemed an agent of FEFA or the Adviser.

(b)  Subject to the Subadviser's policies concerning the allocation of investment opportunities as described in its Form ADV (a copy of which has been provided to the Adviser) and compliance with applicable law and the Subadviser's Code of Ethics, nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or recommend for purchase or sale, for FEFA any security which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise. Subject to the same proviso, the Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to FEFA. Other than as provided in Section 10 hereof, nothing in this Agreement shall be implied to prevent Subadviser from providing investment advice and other services to other funds or clients.

8.  CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 204-2 under the Advisers Act, all books and records relating to FEFA or its investors that are required to be maintained by the Subadviser pursuant to the requirements of such Rule. The Subadviser agrees that all books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9.  SUBADVISER'S STANDARD OF CARE; LIMITATIONS OF LIABILITY. (a) The Subadviser will give the Trust and the Adviser the benefit of the Subadviser's best judgment and efforts in rendering its services to FEFA.

(b)  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and/or its officers, directors/trustees, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser or the Trust or to any shareholder of the Adviser or the Trust or any Series thereof for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct on the part of the Subadviser (and/or its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser) (each, an "Indemnified Party") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which such an Indemnified Party may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, arising from (i) the Subadviser's provision of services under this Agreement, (ii) the offer or sale of shares of the Trust or any Series thereunder, or (iii) any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, other than those made in reliance upon and in conformity with information furnished by the Subadviser for use therein. In no case, however, shall such an indemnity be owed by the Adviser to an Indemnified Party with respect to liabilities not arising from conduct of the Adviser or the Trust.

(c)  The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act under or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement. The Subadviser shall not be liable to the Adviser for any acts of the Adviser with respect to any portion of the assets of the Trust not managed by the Subadviser.

(d)  The rights and obligations under Sections 9(b) and 9(c) hereof shall survive the termination or expiration of this Agreement.

10.  NON-COMPETITION; NON-SOLICITATION. (a) The Subadviser hereby covenants and agrees that during the term of this Agreement (including any renewal or extension hereof), it will not, directly or indirectly, (i) establish, sponsor or advise any registered mutual fund for U.S. equity securities following an investment strategy substantially similar to a mid-cap value or mid-cap blend strategy (each as defined by reference to the Morningstar, Inc. mutual fund strategy classification of the same name, or any successor classification(s) thereto) (a "Mid-Cap Strategy"); provided, however, that nothing contained herein shall prevent or restrict the Subadviser from acting as a subadviser to any mutual fund, including, without limitation, a mutual fund for U.S. equity securities following a Mid-Cap Strategy, except that the Subadviser may not advise or subadvise a mutual fund which (x) is established, sponsored or advised by The Governor and Company of the Bank of Ireland (the "Bank") or any entity directly or indirectly controlling, controlled by or under common control with the Bank; (y) follows a Mid-Cap Strategy; and (z) is marketed in whole or in part in the United States, unless the Subadviser complies with the notice requirements set forth in the last sentence of this Section 10(a), or (ii) solicit, initiate or encourage investors in FEFA, to the extent such investors are known or made known to the Subadviser (each, a "FEFA Investor"), for or to invest in any product other than FEFA if such solicitation would reasonably be expected to result or results in any such FEFA Investor withdrawing assets from FEFA, except that (subject to the limitations of Section 10(c) below) the Subadviser may directly or indirectly advertise or promote any other product by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA. Notwithstanding anything contained in clause (i) of this paragraph to the contrary, but subject to the limitations set forth in clause (ii) of this paragraph, the Subadviser may advise or subadvise one or more mutual funds established, sponsored or advised by the Bank or any entity directly or indirectly controlling, controlled by or under common control with the Bank, including, without limitation, a mutual fund for U.S. equity securities following a Mid-Cap Strategy; provided, however, that if such mutual fund is marketed in whole or in part in the United States, the Subadviser must have given the Adviser at least 120 days' written notice (together with a reasonable description of such proposed mutual fund) before the Subadviser commences performance of such advisory or subadvisory services.

(b)  The Subadviser hereby covenants and agrees that following the termination or expiration of the term of this Agreement (including any renewal or extension hereof) and continuing for a period of two years thereafter, it will not, directly or indirectly, solicit, initiate or encourage FEFA Investors for or to invest in any registered mutual fund for U.S. equity securities following a Mid-Cap Strategy; provided that, subject to the limitations in Section 10(c) below, (A) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting investment products and services other than a registered mutual fund for U.S. equity securities following such an investment strategy, and (B) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting any registered mutual fund for U.S. securities following such an investment strategy by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA Investors.

(c)  Notwithstanding any other provision of this Agreement to the contrary, during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter, no advertising, marketing or disclosure (including prospectuses or similar materials) with respect to the Subadviser and its investment products and services, including any registered mutual fund formed, sponsored, managed or sub-advised directly or indirectly by the Subadviser, shall include, and the Subadviser shall not encourage or cooperate with any press coverage in connection therewith that includes, the name, track record of or any other direct or indirect reference to FEFA (except that the track record of FEFA, but not the name or any successor name of or other direct or indirect reference to FEFA, may be used to the extent required by applicable law or regulation).

(d)  By their signatures below, each of Cohen, Levy agree to be bound by the provisions of this Section 10 as fully as if each was itself or himself the Subadviser hereunder.

11.  NON-DISCLOSURE. (a) Except (i) with the prior written consent of the Adviser in each instance or (ii) as may be necessary to perform the Subadviser's services hereunder or (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Subadviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Adviser or any subsidiary or affiliate thereof, including confidential information relating to investors in FEFA (regardless of whether such investor information is presented on an investor-by-investor basis, aggregated or presented as a composite or otherwise) acquired by it prior to, during the course of, or incident to, its appointment hereunder; provided, however, that nothing contained in this Section 11 shall prevent the Subadviser from soliciting any FEFA Investor at any time using any means, unless such solicitation (including the period during which such solicitation may be made) or means are proscribed by Section 10 hereof. If the Subadviser determines that as a matter of law it is required to disclose any such confidential information or if the Subadviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Adviser written notice thereof and will use reasonable efforts (at no cost to the Subadviser) to assist the Adviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure. Notwithstanding the first sentence of this paragraph, but subject to the exceptions thereto, personally identifiable financial information relating to investors in FEFA shall at all times during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter be maintained in accordance with the principles of the Trust's privacy policies as described in the Prospectus for the Trust from time to time.

(b)  Except (i) with the prior written consent of the Subadviser in each instance or (ii) for the sole and exclusive purpose of the Adviser exercising its obligations under the Investment Advisory Agreement or its fiduciary duties in providing investment advisory services to the Trust or (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Adviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Subadviser or any subsidiary or affiliate thereof provided to or otherwise obtained by the Adviser during the course of or in connection with the Subadviser's appointment hereunder. If the Adviser determines that as a matter of law it is required to disclose any such confidential information or if the Adviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Subadviser written notice thereof and will use reasonable efforts (at no cost to the Adviser) to assist the Subadviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure.

(c)  For purposes of this Agreement, the term "confidential information" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party), or (ii) becomes available to the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party) on a non-confidential basis from a source other than the party to which such obligation is owed (or its officers, employees or agents) provided in each such case that such source is not known by the party otherwise owing such obligation to be bound by a confidentiality agreement with or other obligation of secrecy to the party to which such obligation is owed or to any subsidiary or affiliate thereof.

12.  EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be effective as of the date above.

13.  DURATION AND TERMINATION OF THE AGREEMENT. (a) This Agreement shall remain in force for a period of two years from the day that it becomes effective under Section 12 hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by either the vote of the Board of Trustees of the Trust, or by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, and (ii) by the vote of a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  This Agreement may be terminated at any time, without payment of a penalty by FEFA and the Trust, by vote of the Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, or by the Adviser or by the Subadviser, on not less than 30 nor more than 60 days' written notice; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after 120 days'

written notice, whichever is earlier, and provided further that the Adviser may at its election shorten such 120 day period to any period of not less than 30 days. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). Each party shall promptly notify the other of any transaction or other event that the notifying party understands to have resulted (or can be expected to result) in an "assignment" of this Agreement within the meaning of the Act.

(c)  This Agreement shall terminate in the event that the Investment Advisory Agreement by and between the Trust and the Adviser is terminated, and any such termination of this Agreement shall not result in any liability by the Adviser to the Subadviser or require any payment by the Adviser to the Subadviser other than as contemplated under Section 13(e) below.

(d)  The expiration or termination of this Agreement shall not affect the effectiveness of the Investment Advisory Agreement by and between the Trust and the Adviser.

(e)  Upon the expiration of this Agreement (including any renewal or extension hereof) or its termination pursuant to any provision of this Section 13, the Subadviser shall not be entitled to any further compensation hereunder, except that the Adviser shall pay the Subadviser any compensation accrued under Section 5 hereof through the date of such expiration or termination. Any such payments shall be made promptly in accordance with prior practice.

14.  RETURN OF BOOKS AND RECORDS. In the event of the termination of this Agreement, the Subadviser shall deliver to the Adviser (and shall not keep in its possession or deliver to anyone other than the Adviser) any and all books and records with respect to the Adviser, the Trust, FEFA or its investors (in their capacity as investors in FEFA) in the Subadviser's control, including, without limitation, disks, tapes and print-outs relating to investor files, data, notes, reports, correspondence and other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Adviser, its successors or assigns. By their signatures below, each of Cohen and Levy agree that the rights and obligations under the preceding sentence shall extend to all books and records maintained under their direction or control pursuant to any predecessor relationship between Cohen or Levy and the Adviser.

15.  VIOLATION OF COVENANTS. (a) The Subadviser agrees and acknowledges that the violation of any of the covenants or agreements in Sections 10 or 11(a) hereof would cause irreparable injury to the Adviser, ASB Securities and/or any entity directly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation thereof would be inadequate and that the

Adviser, ASB Securities and/or any entity directly controlling, controlled by or under common control with either of them shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

(b)  The Adviser agrees and acknowledges that the violation of any of the agreements in Section 11(b) hereof would cause irreparable injury to the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation would be inadequate and that the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

(c)  The Adviser and the Subadviser recognize that the laws and public policies of the various states of the United States and the District of Columbia may differ as to the validity and enforceability of agreements similar to those contained in Sections 10 and 11 hereof. It is the intention of the Adviser and the Subadviser that the provisions of Sections 10 and 11 shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of Sections 10 and 11. Accordingly, if any provision of Sections 10 or 11 shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision and to alter the provisions of Sections 10 or 11 in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

16.  INSTRUCTIONS. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or the Adviser in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or the Adviser from time to time.

17.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18.  ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

19.  GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

20.  COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Iridian Asset Management LLC 276 Post Road West Westport, CT 06880 Attention: Jeffrey M. Elliott Facsimile: (203) 341-7802

Copy to:	Bingham McCutchen LLP 399 Park Avenue New York, NY 10022 Attention: Floyd I. Wittlin, Esq. Facsimile: (212) 752-5378

Adviser:	Arnhold and S. Bleichroeder Advisers, LLC 1345 Avenue of the Americas New York, NY 10105 Attention: John P. Arnhold Facsimile: (212) 635-0642

Copy to:	Shearman & Sterling LLP 599 Lexington Ave. New York, NY 10022 Attention: Nathan J. Greene, Esq. Facsimile: (646) 848-4668

[Remainder of page intentionally left bank; signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

By:

Name:

Title:

IRIDIAN ASSET MANAGEMENT LLC

By:

Name:

Title:

The undersigned hereby agree to be bound by the provisions of Section 10 hereof and the applicable provisions of Section 14 hereof; provided, however, that none of the undersigned shall be deemed to be guarantors of the performance of the Subadviser with respect to such Sections.

David L. Cohen

Harold J. Levy

APPENDIX D

Other Registered Funds Advised by the Subadviser

The following table lists certain information regarding registered funds, other than First Eagle Fund of America, for which the Subadviser provides investment advisory services. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Iridian's Role	Net Assets ($)	Rate of Iridian's Compensation* (as a percentage of net assets)
Business Opportunity Value Fund	Subadviser	67,674,416	.57%
Russell U.S. Value Fund	Subadviser	50,332,406	.49%

*  Iridian has not waived, reduced, or otherwise agreed to reduce any portion of its compensation under these advisory arrangements.

D-1

APPENDIX E

Directors and Principal Executive Officers of Iridian

The address of each person listed below is 276 Post Road West, Westport, Connecticut 06880.

Name and Address	Position with Iridian	Principal Occupation	Position with Trust, if any
Harold J. Levy	Co-President and Co-Chief Executive Officer	Same	N/A

David L. Cohen	Co-President and Co-Chief Executive Officer	Same	N/A

Jeffrey M. Elliott	Chief Financial Officer, Chief Operating Officer and Secretary	Same	N/A

Lane Steven Bucklan	Chief Compliance Officer and General Counsel	Same	N/A

E-1

FIRST EAGLE FUNDS

First Eagle Fund of America

1345 Avenue of the Americas

New York New York 10105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2009

The undersigned, revoking prior proxies, hereby appoints Suzan Afifi and Robert Bruno, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle Fund of America (the “Fund”) held in the name of the undersigned on the record date at the Special Meeting of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105, at 8:30 a.m. Eastern Time, or at any adjournment thereof, on the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

 FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE PROPOSAL WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-XXX-XXX-XXXX and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com. Please have your Control Number available at the time you plan to login.

TAGID: “TAG ID”	CUSIP: “CUSIP”

FIRST EAGLE FUNDS

First Eagle Fund of America

1345 Avenue of the Americas

New York New York 10105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2009

THE FIRST EAGLE FUNDS’ BOARD OF TRUSTEES UNANIMOUSLY BELIEVES THAT THE PROPOSAL LISTED BELOW IS IN THE BEST INTERESTS OF FIRST EAGLE FUND OF AMERICA AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

1.   To approve a new subadvisory agreement between First Eagle Fund of America and Iridian Asset Management LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

YOU CAN VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.

“Scanner Bar Code”

TAG ID:	CUSIPS: 32008F-838, 853, 846